2-6 TRIPLES
Bounty
FAIRY
Tide
Pampers
always

P&G

Earnings Release

FY & Q4 2022 Results

July 29, 2022

STRATEGIC FOCUS AREAS

PORTFOLIO: DAILY USE, PERFORMANCE DRIVES BRAND CHOICE

SUPERIORITY TO WIN WITH CONSUMERS

New Standard
Of Excellence
Products
Packaging
Communication
Retail Execution
Value

PRODUCTIVITY TO FUEL INVESTMENTS

LEADING CONSTRUCTIVE DISRUPTION

FOCUSED & AGILE ORGANIZATION

FY 2022
HIGHLIGHTS

Organic sales grew 7% driven by pricing, volume and mix.

Growth was broad-based across business units, with all 10 of our product categories growing organic sales.

Aggregate market share growth of 50 basis points.

Core earnings per share grew 3% for the year despite a 22-percentage point earnings headwind from commodities, freight and foreign exchange.

Execution of our integrated strategy continues to yield strong sales, earnings and cash results in an incredibly difficult operating environment.

Fiscal Year 2022 RESULTS

	FY '22
Organic Sales Growth	+7%
Organic Volume Growth	+2%
Core EPS Growth	+3%
Currency Neutral Core EPS Growth	+5%
Adjusted Free Cash Flow Productivity	93%

MEGA
Bounty

P&G

ORGANIC SALES GROWTH
ANNUAL PROGRESSION

FY '22 organic sales were driven by pricing, volume & mix.
Pricing +4%, organic volume +2% and mix +1%.

8%
7%
6%
5%
4%
3%
2%
1%
0%
1%
2%
1%
5%
6%
6%
7%
FY '16
FY '17
FY '18
FY '19
FY '20
FY '21
FY '22

CORE EPS GROWTH
ANNUAL PROGRESSION

• Core gross margin	-380 basis points
• Core operating margin	-140 basis points
• Total productivity savings	+110 basis points

15%
10%
5%
0%
-5%
-2%
7%
8%
7%
13%
11%
3%
FY '16
FY '17
FY '18
FY '19
FY '20
FY '21
FY '22

CURRENCY NEUTRAL CORE EPS GROWTH
ANNUAL PROGRESSION

- Core gross margin ex-FX -380 basis points
- Core operating margin ex-FX -120 basis points

20%
15%
10%
5%
0%
7%
11%
6%
15%
17%
11%
5%
FY '16
FY '17
FY '18
FY '19
FY '20
FY '21
FY '22

GLOBAL MARKET SHARES

TOP 50 Category/
Country Combinations
17
23
26
33
30
32
36
FY'16
FY'17
FY'18
FY'19
FY'20
FY'21
P12M
Grew/Held Value Share

Global P&G Monthly
Value Share vs. Year Ago
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
-0.2
-0.4
-0.6
-0.8
-1.0
-1.2
-1.4
FY'16
FY'17
FY'18
FY'19
FY'20
FY'21
FY'22

Share data through May 2022

RETURNING VALUE TO SHAREOWNERS

5%
INCREASE
In quarterly dividend April 2022

66
YEARS
Of dividend increases

132
YEARS
Of dividend payments

Dividend per share over time:

$2.14
$3.52
FY'12
FY'13
FY'14
FY'15
FY'16
FY'17
FY'18
FY'19
FY'20
FY'21
FY'22

Q4 FY 2022 RESULTS

	Q4 FY '22
Organic Sales Growth	+7%
Organic Volume Growth	-1%
Core EPS Growth	+7%
Currency Neutral Core EPS Growth	+12%
Free Cash Flow Productivity	99%

Bounty

P&G

ORGANIC SALES GROWTH
Q4 FY 2022 RESULTS

Pricing contributed 8 points to organic sales growth. Volume declined 1 point. Mix was in-line with year ago.

10%
8%
6%
4%
2%
0%
9%
8%
4%
4%
4%
6%
10%
7%
Q1 FY '21
Q2 FY '21
Q3 FY '21
Q4 FY '21
Q1 FY '22
Q2 FY '22
Q3 FY '22
Q4 FY '22

CORE EPS GROWTH
Q4 FY 2022 RESULTS

- Core gross margin -370 basis points
- Core operating margin -30 basis points
- Total productivity savings +200 basis points

25%
20%
15%
10%
5%
0%
-5%
19%
15%
8%
-3%
-1%
1%
6%
7%
Q1 FY '21
Q2 FY '21
Q3 FY '21
Q4 FY '21
Q1 FY '22
Q2 FY '22
Q3 FY '22
Q4 FY '22

CURRENCY NEUTRAL CORE EPS GROWTH
Q4 FY 2022 RESULTS

- Core gross margin ex-FX -330 basis points
- Core operating margin ex-FX +20 basis points

25%
20%
15%
10%
5%
0%
-5%
22%
18%
8%
-4%
-3%
2%
10%
12%
Q1 FY '21
Q2 FY '21
Q3 FY '21
Q4 FY '21
Q1 FY '22
Q2 FY '22
Q3 FY '22
Q4 FY '22

Business Segment Results and Highlights

Q4 FY 2022

Q4 FY 2022 RESULTS
BEAUTY SEGMENT

Organic Sales
Organic Volume
Net Earnings
Constant Currency Net Earnings
0%
-2%
-18%
-12%

- Topline: +6% Pricing, -4% Mix, -2% Volume
- Global Skin & Personal Care value share increased 1.2 points and Global Hair Care value share decreased 0.9 points versus year ago.
- Net Earnings: Pricing help more than offset by mix, lower volume & commodities.

Q4 FY 2022 RESULTS
BEAUTY HIGHLIGHTS

- Hair Care organic sales increased low single digits versus year ago. North America grew double digits driven by volume and innovation-based pricing. Latin America grew high teens and Europe grew high single digits behind premiumization and pricing. This was partially offset by a double digit decline in Greater China related to COVID lockdowns.

- Skin & Personal Care organic sales decreased low single digits versus year ago. On a global basis, Antiperspirants / Deodorants grew mid-teens and Personal Cleansing grew high single digits. This was more than offset by Skin Care, which declined double digits driven by SK-II, which was heavily impacted by COVID lockdowns in Greater China.

Q4 FY 2022 RESULTS
GROOMING SEGMENT

Organic Sales
3%
Organic Volume
-2%
Net Earnings
-16%
Constant Currency Net Earnings
-4%

- Topline: +6% Pricing, -1% Mix, -2% Volume
- Global Grooming value share increased 2 points versus year ago.
- Net Earnings: Pricing help more than offset by lower volume, commodities, transportation costs and foreign exchange.

Q4 FY 2022 RESULTS
GROOMING HIGHLIGHTS

- Shave Care organic sales grew mid-single digits, with both Male Blades & Razors and Female Blades & Razors growing versus year ago. Shave declined over 30% in Greater China, driven by COVID-related manufacturing shutdowns and consumption impacts.
- Appliances organic sales declined high single digits. North America grew high-teens driven by premium innovation and pricing. Europe declined double digits, driven by trade inventory reductions and reduced consumption.

Q4 FY 2022 RESULTS
HEALTH CARE SEGMENT

Organic Sales
9%
Organic Volume
0%
Net Earnings
-1%
Constant Currency Net Earnings
3%

- Topline: +5% Pricing, +4% Mix
- Global Oral Care and Personal Health Care value share was in line with prior year.
- Net Earnings: Pricing help offset by commodities and transportation costs.

Q4 FY 2022 RESULTS
HEALTH CARE HIGHLIGHTS

- Oral Care organic sales increased high single digits versus year ago driven by premiumization and pricing. Growth was balanced across forms, with Toothbrushes growing high single digits and Toothpaste growing mid-single digits versus year ago.

- Personal Health Care organic sales grew mid-teens versus year ago behind positive mix, pricing and volume. Vicks grew over 30%, benefitting from strong innovation and a longer respiratory season.

Q4 FY 2022 RESULTS
FABRIC & HOME SEGMENT

Organic Sales
9%
Organic Volume
-1%
Net Earnings
9%
Constant Currency Net Earnings
17%

- Topline: +10% Pricing, -1% Volume
- Global value share increased 1 point versus year ago, with 0.4 points of share growth in Fabric Care and 1.5 points of growth in Home Care.
- Net Earnings: Pricing partially offset by commodities & transportation costs.

Q4 FY 2022 RESULTS
FABRIC & HOME HIGHLIGHTS

- Fabric Care organic sales grew double digits versus year ago. Growth was balanced across product forms and regions. Growth continues to be driven by premium innovation, with global Laundry Unit-Dose growing mid-teens and Fabric Enhancer Beads growing high-teens.

- Home Care organic sales increased low single digits. Double digit growth in Dish Care and mid-single digit growth in Air Care were partially offset by a decline in Surface Care, driven by reduced category consumption.

Q4 FY 2022 RESULTS
BABY, FEMININE and FAMILY CARE SEGMENT

Organic Sales
Organic Volume
Net Earnings
Constant Currency Net Earnings
7%
0%
-2%
1%

- Topline: +6% Pricing, +1% Mix
- Global value share for the Baby, Feminine and Family Care segment increased 0.4 points versus year ago.
- Net Earnings: Pricing help more than offset by commodities.

Q4 FY 2022 RESULTS
BABY, FEMININE and FAMILY CARE HIGHLIGHTS

- Baby Care organic sales increased mid-single digits. North America grew mid-single digits and Europe grew low single digits driven by pricing and premium innovation. This was partially offset by a decline in Greater China, driven by strong competitive activity.

- Feminine Care organic sales grew low-teens, with growth in all regions. Adult Incontinence grew low-teens and base Feminine Care grew double digits driven by premiumization and pricing.

- Family Care organic sales grew mid-single digits, driven by pricing, volume and positive mix.

FY 2023 Guidance

Tide
PODS
Gain
flings!
3in1
ARIEL
Pampers
premium care
pants
always radiant
FlexFoam
25%
Bounty
Charmin
MEGA
DAWN
FAIRY
SK-II
Oral-B
GENIUS

FY 2023 Guidance
SALES

- Organic sales growth +3% to +5%
- All-in sales growth 0% to +2%
  - Includes a three percent negative impact from foreign exchange

	FY '23
Organic Sales Growth	+3% to +5%
All-in Sales Growth	0% to +2%

FY 2023 Guidance
EARNINGS PER SHARE

- Core and all-in EPS growth in-line to +4% versus year ago
  - Outlooking $3.3bn after-tax headwinds from commodity, raw materials, packaging materials, freight & foreign exchange. This represents a $1.33 per share impact to EPS (23% headwind on EPS growth).
- Core effective tax rate 19% to 19.5%

	FY '23	*FY '22 Base Period EPS*
Core EPS Growth	In-line to +4%	*$5.81*
All-in EPS Growth	In-line to +4%	*$5.81*

FY 2023 Guidance
CASH GENERATION AND USAGE

• Adjusted Free Cash Flow Productivity:	90%
• Capital Spending, % Sales:	~5%
• Dividends:	More than $9B
• Direct Share Repurchase:	$6 to $8B

FY 2023 Guidance

POTENTIAL HEADWINDS NOT INCLUDED IN GUIDANCE

- Significant deceleration of market growth rates
- Significant currency weakness
- Significant further commodity and freight cost increases
- Major supply chain disruption or store closures
- Additional geo-political disruptions and economic volatility

ESG RESOURCES

ESG for Investors Website – pginvestor.com/esg

- Climate
- Forestry
- Water
- Plastic Packaging
- TCFD
- SASB
- CDP
- GRI
- UN SDGs

- Equality & Inclusion
- Advocating for Equality
- Policies & Practices
- Employee Representation
- Board Diversity

- Commitment to Governance
- Risk Oversight & Committee Structure
- Proxy Statement
- Governance Policies
- Tax Principles
- Corporate Structure

Forward Looking Statements

Certain statements in this release or presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result" and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, except to the extent required by law.

Risks and uncertainties to which our forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial risks, including foreign currency fluctuations, currency exchange or pricing controls and localized volatility; (2) the ability to successfully manage local, regional or global economic volatility, including reduced market growth rates, and to generate sufficient income and cash flow to allow the Company to effect the expected share repurchases and dividend payments; (3) the ability to manage disruptions in credit markets or to our banking partners or changes to our credit rating; (4) the ability to maintain key manufacturing and supply arrangements (including execution of supply chain optimizations and sole supplier and sole manufacturing plant arrangements) and to manage disruption of business due to various factors, including ones outside of our control, such as natural disasters, acts of war (including the Russia Ukraine War) or terrorism or disease outbreaks; (5) the ability to successfully manage cost fluctuations and pressures, including prices of commodities and raw materials and costs of labor, transportation, energy, pension and healthcare; (6) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to changing consumer habits, evolving digital marketing and selling platform requirements and technological advances attained by, and patents granted to, competitors; (7) the ability to compete with our local and global competitors in new and existing sales channels, including by successfully responding to competitive factors such as prices, promotional incentives and trade terms for products; (8) the ability to manage and maintain key customer relationships; (9) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, ingredients, efficacy, packaging content, supply chain practices or similar matters that may arise; (10) the ability to successfully manage the financial, legal, reputational and operational risk associated with third-party relationships, such as our suppliers, contract manufacturers, distributors, contractors and external business partners; (11) the ability to rely on and maintain key company and third-party information and operational technology systems, networks and services and maintain the security and functionality of such systems, networks and services and the data contained therein; (12) the ability to successfully manage uncertainties related to changing political conditions and potential implications such as exchange rate fluctuations and market contraction; (13) the ability to successfully manage current and expanding regulatory and legal requirements and matters (including, without limitation, those laws and regulations involving product liability, product and packaging composition, intellectual property, labor and employment, antitrust, privacy and data protection, tax, the environment, due diligence, risk oversight, accounting and financial reporting) and to resolve new and pending matters within current estimates; (14) the ability to manage changes in applicable tax laws and regulations; (15) the ability to successfully manage our ongoing acquisition, divestiture and joint venture activities, in each case to achieve the Company's overall business strategy and financial objectives, without impacting the delivery of base business objectives; (16) the ability to successfully achieve productivity improvements and cost savings and manage ongoing organizational changes while successfully identifying, developing and retaining key employees, including in key growth markets where the availability of skilled or experienced employees may be limited; (17) the ability to successfully manage the demand, supply and operational challenges, as well as governmental responses or mandates, associated with a disease outbreak, including epidemics, pandemics or similar widespread public health concerns (including COVID-19); (18) the ability to manage the uncertainties, sanctions and economic effects from the war between Russia and Ukraine; and (19) the ability to successfully achieve our ambition of reducing our greenhouse gas emissions and delivering progress towards our environmental sustainability priorities. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

The Procter & Gamble Company Regulation G Reconciliation of Non-GAAP Measures

In accordance with the SEC's Regulation G, the following provides definitions of the non-GAAP measures used in Procter & Gamble's July 29, 2022 earnings call, associated slides, and other materials and the reconciliation to the most closely related GAAP measure. We believe that these measures provide useful perspective on underlying business trends (i.e. trends excluding non-recurring or unusual items) and results and provide a supplemental measure of year-on-year results. The non-GAAP measures described below are used by Management in making operating decisions, allocating financial resources and for business strategy purposes. These measures may be useful to investors as they provide supplemental information about business performance and provide investors a view of our business results through the eyes of Management. Certain of these measures are also used to evaluate senior management and are a factor in determining their at-risk compensation. These non-GAAP measures are not intended to be considered by the user in place of the related GAAP measure, but rather as supplemental information to our business results.  These non-GAAP measures may not be the same as similar measures used by other companies due to possible differences in method and in the items or events being adjusted. The Company is not able to reconcile its forward-looking non-GAAP cash flow and effective tax rate measures because the Company cannot predict the timing and amounts of discrete items such as acquisition and divestitures, which could significantly impact GAAP results.

The measures provided are as follows:
1.	Organic sales growth — page 4
2.	Core EPS and currency-neutral Core EPS — page 6
3.	Core gross margin and currency-neutral Core gross margin – page 9
4.	Core operating profit margin and currency-neutral Core operating profit margin — page 10
5.	Free cash flow productivity and Adjusted free cash flow productivity — page 10

Organic sales growth*:  Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions and divestitures, the impact from the July 1, 2018 adoption of new accounting standards for “Revenue from Contracts with Customers”, the impact from India Goods and Services Tax changes (which were effective on July 1, 2017), the impact of Venezuela deconsolidation in 2016 and foreign exchange from year-over-year comparisons. Management believes this measure provides investors with a supplemental understanding of underlying sales trends by providing sales growth on a consistent basis.

The Core earnings measures included in the following reconciliation tables refer to the equivalent GAAP measures adjusted as applicable for the following items:
•
Incremental restructuring:  The Company has historically had an ongoing level of restructuring activities.  Such activities have resulted in ongoing annual restructuring related charges of approximately $250 - $500 million before tax.  Since 2012, the Company has had a strategic productivity and cost savings initiative that resulted in incremental restructuring charges.  The adjustment to Core earnings includes only the restructuring costs above what we believe are the normal recurring level of restructuring costs.  In fiscal 2021 and onwards, the Company expects to incur restructuring costs within our historical ongoing level.

•
Transitional Impact of U.S. Tax Act:  In December 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the "U.S. Tax Act").  This resulted in a net charge of $602 million for the fiscal year 2018. The adjustment to Core earnings only includes this transitional impact.  It does not include the ongoing impacts of the lower U.S. statutory rate on the respective years’ earnings.

•
Charges for Certain European legal matters:  Several countries in Europe issued separate complaints alleging that the Company, along with several other companies, engaged in violations of competition laws in prior periods.  In 2016, the Company incurred after-tax charges of $11 million to adjust legal reserves related to these matters.

•
Venezuela deconsolidation charges: For accounting purposes, evolving conditions resulted in a lack of control over our Venezuelan subsidiaries. Therefore, in accordance with the applicable accounting standards for consolidation, effective June 30, 2015, we deconsolidated our Venezuelan subsidiaries and began accounting for our investment in those subsidiaries using the cost method of accounting. The charge was incurred to write off our net assets related to Venezuela.

•
Venezuela B/S remeasurement & devaluation impacts: Venezuela is a highly inflationary economy under U.S. GAAP. Prior to deconsolidation, the government enacted episodic changes to currency exchange mechanisms and rates, which resulted in currency remeasurement charges for non-dollar denominated monetary assets and liabilities held by our Venezuelan subsidiaries.

•
Gain on Dissolution of the PGT Healthcare Partnership: The Company finalized the dissolution of our PGT Healthcare partnership, a venture between the Company and Teva Pharmaceuticals Industries, Ltd (Teva) in the OTC consumer healthcare business, in the quarter ended September 30, 2018. The transaction was accounted for as a sale of the Teva portion of the PGT business; the Company recognized an after-tax gain on the dissolution of $353 million.

•
Shave Care Impairment: In the fourth quarter of fiscal 2019, the company recognized a one-time, non-cash, after-tax charge of $8.0 billion ($8.3 billion before tax) to adjust the carrying values of the Shave Care reporting unit. This was comprised of a before and after-tax impairment charge of $6.8 billion related to goodwill and an after-tax impairment charge of $1.2 billion ($1.6 billion before tax) to reduce the carrying value of the Gillette indefinite-lived intangible assets.

•
Anti-dilutive Impacts: The Shave Care impairment charges caused certain equity instruments that are normally dilutive (and hence normally assumed converted or exercised for the purposes of determining diluted net earnings per share) to be anti-dilutive. Accordingly, for U.S. GAAP diluted earnings per share, these instruments were not assumed to be concerted or exercised. Specifically, in the fourth quarter and total fiscal 2019, the weighted average outstanding preferred shares were not included in the diluted weighted average common shares outstanding. Additionally, in the fourth quarter of fiscal 2019, none of our outstanding share-based equity awards were included in the diluted weighted average common shares outstanding. As a result of the non-GAAP Shave Care impairment adjustment, these instruments are dilutive for non-GAAP earnings per share.

•
Early debt extinguishment charges:  In the three months ended December 31, 2020, the company recorded after tax charges of $427 million ($512 million before tax), due to early extinguishment of certain long-term debt.  These charges represent the difference between the reacquisition price and the par value of the debt extinguished.

We do not view the above items to be part of our sustainable results, and their exclusion from core earnings measures provides a more comparable measure of year-on-year results. These items are also excluded when evaluating senior management in determining their at-risk compensation. Management views the following non-GAAP measures as useful supplemental measures of Company performance and operating efficiency over time.

Core EPS and currency-neutral Core EPS*:  Core earnings per share, or Core EPS, is a measure of the Company's diluted net earnings per share from continuing operations adjusted as indicated.  Currency-neutral Core EPS is a measure of the Company's Core EPS excluding the incremental current year impact of foreign exchange.

Core gross margin: Core gross margin is a measure of the Company's gross margin adjusted for items as indicated.

Currency-neutral Core gross margin: Currency-neutral Core gross margin is a measure of the Company's Core gross margin excluding the incremental current year impact of foreign exchange.

Core operating profit margin*: Core operating profit margin is a measure of the Company's operating margin adjusted for items as indicated.

Currency-neutral Core operating profit margin*: Currency-neutral Core operating profit margin is a measure of the Company's Core operating profit margin excluding the incremental current year impact of foreign exchange.

Free cash flow and adjusted free cash flow: Free cash flow is defined as operating cash flow less capital spending. Adjusted free cash flow is defined as operating cash flow less capital spending and adjusted for the payment of the transitional tax resulting from the comprehensive U.S legislation commonly referred to as the Tax Cuts and Jobs Act in December 2017 (the “U.S. Tax Act”). Adjusted free cash flow represents the cash that the Company is able to generate after taking into account planned maintenance and asset expansion. Management views free cash flow as an important measure because it is one factor used in determining the amount of cash available for dividends, share repurchases, acquisitions and other discretionary investment.

Free cash flow productivity and adjusted free cash flow productivity*:  Free cashflow productivity is defined as the ratio of free cash flow to net earnings. Adjusted free cash flow productivity is defined as the ratio of adjusted free cash flow to net earnings excluding the charges for early debt extinguishment (which are not considered part of our ongoing operations). Management views free cash flow productivity and adjusted free cash flow productivity as useful measures to help investors understand P&G’s ability to generate cash. These measures are used by management in making operating decisions, allocating financial resources and for budget planning purposes.  The Company's long-term target is to generate annual free cash flow productivity at or above 90 percent.

* Measure is used to evaluate senior management and is a factor in determining their at-risk compensation.

1. Organic sales growth:

Three Months Ended June 30, 2022	Net Sales Growth	Foreign Exchange Impact	Acquisition & Divestiture Impact/Other*	Organic Sales Growth
Beauty	(1)%	3%	(2)%	-%
Grooming	(3)%	6%	-%	3%
Health Care	5%	4%	-%	9%
Fabric Care & Home Care	4%	5%	-%	9%
Baby, Feminine & Family Care	3%	3%	1%	7%
Total P&G	3%	4%	-%	7%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

Twelve Months Ended June 30, 2022	Net Sales Growth	Foreign Exchange Impact	Acquisition & Divestiture Impact/Other*	Organic Sales Growth
Total P&G	5%	2%	-%	7%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales
Prior Fiscal Years

Total Company	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact/Other*	Organic Sales Growth
FY 2021	7%	(1)%	-%	6%
FY 2020	5%	2%	(1)%	6%
FY 2019	1%	4%	-%	5%
FY 2018	3%	(2)%	-%	1%
FY 2017	-%	2%	-%	2%
FY 2016	(8)%	6%	3%	1%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures for all periods, the impact from the July 1, 2018 adoption of new accounting standards for "Revenue from Contracts with Customers", the impact of India Goods and Services Tax implementation in FY 2018, the impact of Venezuela deconsolidation in 2016 and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales
Prior Quarters

Total Company	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact/Other*	Organic Sales Growth
JFM 2022	7%	3%	-%	10%
OND 2021	6%	-%	-%	6%
JAS 2021	5%	(1)%	-%	4%
AMJ 2021	7%	(3)%	-%	4%
JFM 2021	5%	(1)%	-%	4%
OND 2020	8%	-%	-%	8%
JAS 2020	9%	1%	(1)%	9%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales
Two- and Three-Year Stacked Growth

Total Company	Net Sales Growth	Foreign Exchange Impact	Acquisition & Divestiture Impact/Other*	Organic Sales Growth
Fiscal Year 2022	5%	2%	-%	7%
Fiscal Year 2021	7%	(1)%	-%	6%
Past Two Years Stacked	12%			13%
Fiscal Year 2020	5%	2%	(1)%	6%
Past Three Years Stacked	17%			19%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales
Guidance

Total Company	Net Sales Growth	Combined Foreign Exchange & Acquisition/Divestiture Impact/Other*	Organic Sales Growth
FY 2023 (Estimate)	+0% to +2%	+3%	+3% to +5%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

2. Core EPS and currency-neutral Core EPS:

	Three Months Ended June 30
	2022	2021
Diluted Net Earnings Per Share	$1.21	$1.13
Percentage change vs. prior period	7%
Adjustments*	-	-
Core EPS	$1.21	$1.13
Percentage change vs. prior period Core EPS	7%
Currency Impact to Earnings	0.06
Currency-Neutral Core EPS	$1.27
Percentage change vs. prior period Core EPS	12%

* For the three months ended June 30, 2022 compared with the three months ended June 30, 2021, there are no adjustments to or reconciling items for diluted net earnings per share.

	Twelve Months Ended June 30
	2022	2021
Diluted Net Earnings Per Share	$5.81	$5.50
Percentage change vs. prior period	6%
Early Debt Extinguishment	-	0.16
Core EPS	$5.81	$5.66
Percentage change vs. prior period	3%
Currency Impact to Earnings	0.11
Currency-Neutral Core EPS	$5.92
Percentage change vs. prior period Core EPS	5%

Note – All reconciling items are presented net of tax. Tax effects are calculated consistent with the nature of the underlying transaction.

Core EPS
Prior Fiscal Years

	2021	2020	2019	2018	2017	2016	2015
Diluted Net Earnings Per Share from Continuing Operations, attributable to P&G	$5.50	$4.96	$1.43	$ 3.67	$ 3.69	$ 3.49	$ 2.84
Incremental Restructuring		0.16	0.13	0.23	0.10	0.18	0.17
Early Debt Extinguishment Charges	0.16			0.09	0.13
Transitional Impact of U.S. Tax Act				0.23
Venezuela B/S Remeasurement and Devaluation Impacts							0.04
Charges for Pending European Legal Matters							0.01
Venezuela Deconsolidation Charges							0.71
Gain on PGT Dissolution			(0.13)
Shave Care Impairment			3.03
Anti-dilutive Impacts			0.06
Rounding							(0.01)
Core EPS	5.66	$5.12	$4.52	$ 4.22	$ 3.92	$ 3.67	$3.76
Percentage change vs. prior period	11%	13%	7%	8%	7%	(2)%
Currency Impact to Earnings	0.04	0.15	0.35	(0.05)	0.15	0.35
Currency-Neutral Core EPS	$5.70	$5.27	$4.87	$ 4.17	$ 4.07	$ 4.02
Percentage change vs. prior period Core EPS	11%	17%	15%	6%	11%	7%

Note – All reconciling items are presented net of tax. Tax effects are calculated consistent with the nature of the underlying transaction

Core EPS
Prior Quarters

	JAS 20	JAS 19	OND 20	OND 19	JFM 21	JFM 20	AMJ 21	AMJ 20	JAS 21	JAS 20	OND 21	OND 20	JFM 22	JFM 21
Diluted Net Earnings Per Share attributable to P&G	$1.63	$1.36	$1.47	$1.41	$1.26	$1.12	$1.13	$1.07	$1.61	$1.63	$1.66	$1.47	$1.33	$1.26
Incremental Restructuring		0.01		0.01		0.05		0.09
Gain on Dissolution of PGT Partnership
Shave Care Impairment
Anti-dilutive Impacts
Early Debt Extinguishment			0.16									0.16
Rounding			0.01									0.01
Core EPS	$1.63	$1.37	$1.64	$1.42	$1.26	$1.17	$1.13	$1.16	$1.61	$1.63	$1.66	$1.64	$1.33	$1.26
Percentage change vs. prior period	19%		15%		8%		(3)%		(1)%		1%		6%
Currency Impact to Earnings	0.04		0.03		-		(0.02)		(0.03)		(0.02)		0.05
Currency-Neutral Core EPS	$1.67		$1.67		$1.26		$1.11		$1.58		$1.68		$1.38
Percentage change vs. prior period Core EPS	22%		18%		8%		(4)%		(3)%		2%		10%

Note – All reconciling items are presented net of tax. Tax effects are calculated consistent with the nature of the underlying transaction

Currency-neutral EPS
Guidance

Total Company	Diluted EPS Growth	Impact of FX	Currency-neutral EPS Growth
FY 2023 (Estimate)	+0% to +4%	6%	+6% to +10%

3. Core gross margin:

	Three Months Ended June 30
	2022	2021
Gross Margin	44.6%	48.3%
Basis point change vs. prior year gross margin	(370)
Adjustments*	-	-
Core Gross Margin	44.6%	48.3%
Basis point change vs. prior year Core margin	(370)
Currency Impact to Margin	0.4%
Currency-Neutral Core Gross Margin	45.0%
Basis point change vs prior year Core margin	(330)

* For the three months ended June 30, 2022 compared with the three months ended June 30, 2021, there are no adjustments to or reconciling items for gross margin.

	Twelve Months Ended June 30
	2022	2021
Gross Margin	47.4%	51.2%
Basis point change vs. prior year gross margin	(380)
Adjustments*	-	-
Core Gross Margin	47.4%	51.2%
Basis point change vs. prior year Core margin	(380)
Currency Impact to Margin	-
Currency-Neutral Core Gross Margin	47.4%
Basis point change vs prior year Core margin	(380)

* For the twelve months ended June 30, 2022 compared with the twelve months ended June 30, 2021, there are no adjustments to or reconciling items for gross margin.

4. Core operating profit margin:

	Three Months Ended June 30
	2022	2021
Operating Profit Margin	18.4%	18.7%
Basis point change vs. prior year Core margin	(30)
Adjustments*	-
Core Operating Profit Margin	18.4%	18.7%
Basis point change vs. prior year Core margin	(30)
Currency Impact Margin	0.5%
Currency-Neutral Core Operating Profit Margin	18.9%
Basis point change vs. prior year Core Margin	20

* For the three months ended June 30, 2022 compared with the three months ended June 30, 2021, there are no adjustments to or reconciling items for gross margin.

	Twelve Months Ended June 30
	2022	2021
Operating Profit Margin	22.2%	23.6%
Basis point change vs. prior year Core margin	(140)
Adjustments*	-
Core Operating Profit Margin	22.2%	23.6%
Basis point change vs. prior year Core margin	(140)
Currency Impact Margin	0.2%
Currency-Neutral Core Operating Profit Margin	22.4%
Basis point change vs. prior year Core Margin	(120)

* For the twelve months ended June 30, 2022 compared with the twelve months ended June 30, 2021, there are no adjustments to or reconciling items for gross margin.

5. Free cash flow productivity and adjusted free cash flow productivity (dollar amounts in millions):

Three Months Ended June 30, 2022
Operating Cash Flow	Capital Spending	Free Cash Flow	Net Earnings	Free Cash Flow Productivity
$3,713	$(692)	$3,021	$3,058	99%

Twelve Months Ended June 30, 2022
Operating Cash Flow	Capital Spending	U.S. Tax Act Payment	Adjusted Free Cash Flow	Net Earnings	Adjusted Free Cash Flow Productivity
$16,723	$(3,156)	$225	$13,792	$14,793	93%